Estimated Future Amortization Expense of Other Intangible Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2023	$ 11.9
2024	11.5
2025	11.1
2026	9.1
2027	6.3
Thereafter	8.9
Other intangible assets, net	$ 58.8	$ 61.0